Oil and Gas Investments	12 Months Ended
Dec. 31, 2017
Oil and Gas Property [Abstract]
Oil and Gas Properties [Text Block]
Note 3.  Oil and Gas Investments

On November 21, 2017, Energy Resources 12 Operating Company, LLC (“Buyer”), a wholly-owned subsidiary of the Partnership, entered into a Purchase and Sale Agreement (“Purchase Agreement”) with Bruin E&P Non-Op Holdings, LLC (“Seller”), for the potential purchase of Seller’s interest in certain non-operated oil and gas properties and the related rights, resulting in an approximate average 3.1% non-operated working interest in approximately 204 existing producing wells and approximately 547 future development locations, predominantly in McKenzie, Dunn, McLean and Mountrail counties of North Dakota (collectively, the “Bakken Assets”). The Buyer closed on the purchase of the Bakken Assets on February 1, 2018. The Buyer will not be the operator of the Bakken Assets; the current, experienced operators will continue to operate the Bakken Assets on behalf of the Buyer and other working interest owners.

Pursuant to the Purchase Agreement, the purchase price for the Bakken Assets is $87.5 million. On November 21, 2017, the Partnership, on behalf of the Buyer, funded a deposit of 10% of the purchase price, or $8.75 million, to the Seller that was applied toward the purchase price at closing. The final settlement purchase price is subject to the customary post-closing adjustments, as defined and identified in the Purchase Agreement.

The closing of the Purchase Agreement was subject to the satisfaction of a number of required conditions which, at December 31, 2017, remained unsatisfied under the Purchase Agreement. Consummation of the acquisition was subject to the Buyer’s satisfactory completion of the review of title, environmental investigations, financial analysis and geological analysis, obtaining sufficient financing to fund the purchase price and other due diligence.

The Partnership has engaged Regional Energy Investors, LP (“REI”) to perform advisory and consulting services, including supporting the Buyer through closing and post-closing of the Purchase Agreement. The Partnership will pay REI a total of approximately $5.3 million for its advisory and consulting services. REI is also entitled to a fee of 5% of the gross sales price in the event the Buyer disposes any or all of the Bakken Assets, if surplus funds are available after Payout to the holders of the Partnership’s common units, as defined Note 4 below. REI is owned by entities that are controlled by Anthony F. Keating, III, Co-Chief Operating Officer of Energy 11 GP, LLC, and Michael J. Mallick, Co-Chief Operating Officer of Energy 11 GP, LLC. Glade M. Knight and David S. McKenney are the Chief Executive Officer and Chief Financial Officer, respectively, of Energy 11 GP, LLC as well as the Chief Executive Officer and Chief Financial Officer, respectively, of the General Partner. See Note 6. Related Parties below for additional information.

The acquisition-related costs incurred for legal, accounting and environmental review services through December 31, 2017 of approximately $4.9 million were included in Deferred costs for potential acquisition on the Partnership’s consolidated balance sheets. Approximately $0.5 million of the fee payable to REI related to due diligence work on potential acquisitions that were not pursued, and therefore, were recorded as Transaction costs in the Partnership’s consolidated statements of operations.